Orrstown Financial Services, Inc.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Investor Presentation
March 2013

Forward Looking Information

This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements related to improving credit, improving core fundamental operations, improving operational efficiency, cost savings, growing core earnings through expense reduction and revenue growth, investments in revenue generating lines of business, preserving capital, serving shareholder returns, expanding core funding, converting non-performing assets to earning assets, being well positioned for selective loan growth, our target efficiency ratio in the next 36 months, our initiatives meeting return on capital minimums, and strong reserve coverage. Actual results and trends could differ materially from those set forth in such statements and there can be no assurances we will: improve credit, improve core fundamental operations, improve operational efficiency, achieve cost savings, grow core earnings, grow our revenues, reduce expenses, expand our business, preserve capital, provide the return that our shareholders may expect, expand core funding, convert non-performing assets to earning assets, grow our loan portfolio, achieve our target efficiency ratio in the next 36 months, or that our initiatives will meet return on capital minimums or that our reserves will be adequate. Factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, the following: ineffectiveness of the Company's business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; interest rate movements; changes in credit quality; inability to raise capital under favorable conditions, volatilities in the securities markets, deteriorating economic conditions, and other risks and uncertainties, including those detailed in Orrstown Financial Services, Inc.'s Form 10-K for the fiscal year ended December 31, 2012 and 2011 and Form 10-Qs for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, and other filings made with the Securities and Exchange Commission. The statements are valid only as of the date hereof and Orrstown Financial Services, Inc. disclaims any obligation to update this information.

Orrstown Financial Services, Inc.

- ✓ $1.2 billion in assets
- ✓ Headquartered in Shippensburg, PA
- ✓ 21 locations in Pennsylvania and Maryland
  - 9 branches in Cumberland
  - 7 branches in Franklin
  - 4 branches in Perry
  - 1 branch in Washington
- ✓ Customer-focused business model with almost 100 years of success
- ✓ In addition to community banking services, provides trust & investment services to individuals, businesses, non-profits and municipalities (nearly $1 billion of trust assets as of December 31, 2012)
- ✓ Trades on the NASDAQ under the symbol "ORRF"


ORRSTOWN BANK


PENNSYLVANIA
MARYLAND
WEST VIRGINIA
Philadelphia
Baltimore

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Seasoned Leadership Team

	Years Experience	Previous Experience
Thomas Quinn Jr. *President & CEO*	23 Years	Thomas R. Quinn, Jr. has served as President, Chief Executive Officer and Director of Orrstown Financial Services, Inc. and of Orrstown Bank since May 2009. Mr. Quinn joined the Bank in March 2009 as President-elect and served in that capacity until he was appointed President and Chief Executive Officer. He served as President and Chief Executive Officer of Fifth Third Bancorp's South Florida Affiliate from 2005 to July 2008, and in a variety of executive positions with Citigroup and its affiliates from 1992 to 2005. Mr. Quinn is a graduate of Edinboro University of Pennsylvania.
David P. Boyle *Executive VP & CFO*	22 Years	David P. Boyle has served as Executive Vice President and Chief Financial Officer of Orrstown Financial Services, Inc. and Orrstown Bank since August 2012. Mr. Boyle graduated from Westminster College with a degree in Business Administration and Accounting. Mr. Boyle worked as an Accountant for four years following graduation before entering the banking field in 1990 as Vice President, Controller at Wayne Bancorp, Inc., in Wooster, Ohio. As his career progressed at Wayne Bancorp, Inc., Mr. Boyle was named Chief Financial Officer in 1995; President, Chief Operating Officer in 1999; and Chairman, President and Chief Executive Officer in 2001. His most recent position was Executive Vice President, Chief Performance Officer at PNC.
Jeffrey M. Seibert *EVP & COO*	32 Years	Jeffrey M. Seibert began as a Management Trainee and progressed through roles of increasing responsibility prior to joining Peoples State Bank ("Peoples") in 1994. He worked for Peoples, and its successor, Community Banks of Harrisburg as Senior Lender, Chief Credit Officer, and Managing Director of Banking Services. Mr. Seibert served as Chief Operating Officer of Susquehanna Bank, PA, Managing Director of Commercial Banking, and finally President of the Pennsylvania Division.
David D. Keim *Executive VP & Chief Risk Officer*	41+ Years	Mr. Keim oversees the Enterprise Risk Management function of the Bank and is responsible for the leadership, innovation, governance, and management necessary to identify, evaluate, mitigate, and monitor the Bank's operational and strategic risk. A graduate of Drexel University and the Stonier Graduate School of Banking, Mr. Keim spent the majority of his career in south central Pennsylvania at Susquehanna Bank in roles of increasing responsibility focused on risk management.
Robert (Bob) Coradi *Senior VP & Chief Credit Officer*	25 Years	Mr. Coradi is based out of the Bank's North Pointe Operations Center in Chambersburg, PA and oversees the credit administration functions of the organization. With 25 years of banking experience and having held various positions such as Senior Credit Officer, Chief Operating Officer and President & Chief Executive Officer, Bob brings extensive experience and knowledge to his position at Orrstown Bank. Bob attended Penn State University where he earned his Bachelor's degree in Finance with a Minor in Economics and he attained his MBA from Mt. St. Mary's College with a Finance Concentration.

Market Area



New York
Philadelphia
Washington, D.C.
Hagerstown
Mechanicsburg

- ✓ Currently operating 21 full-service locations along the Route 81 corridor from Washington County, Maryland through Franklin, Cumberland and Perry Counties, Pennsylvania
- ✓ The combined population of the current market area is approximately 580,000 as of June 30, 2012
- ✓ The current combined market has over $9.7 billion in total deposits as of June 30, 2012
- ✓ Orrstown has over a billion in deposits as of June 30, 2012 or approximately 11.7% of the total market share
- ✓ 3 contiguous counties to the East represent growth markets of ~$15 billion in deposits

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Timeline of Events


Price Change
Late 2007 – Mid 2010
"Financial Crisis"
Late Cycle NPA Peak
Transition to Offense
NPAs ($000s)
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
(100%)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
June 2009:
Added to the
Russell 3000
Index
March 2010:
Completes $40M
follow-on offering
December 2012:
Announced loan sale and strategic initiatives
KBW (40%)
ORRF (52%)
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
NPAs
ORRF Price Change
KBW Bank Price Change
Significant Staffing Hires:
8/14/12 - Jeffrey Seibert, COO
8/29/12 - David Boyle, CFO
9/25/12 - David Keim, CRO
11/5/12 - Robert Coradi, CCO

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Note: Non-Performing assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.

Future Strategic Initiatives

✓ **Completing Credit Turnaround**
- Asset quality remediation, including loan workouts, additional structural enhancements, and multiples sales of non performing assets to third parties have driven an 80% reduction in non performing assets from December 31, 2011
- Asset quality metrics are now more comparable to "pre-crisis" levels

✓ **Improving Fundamental Operations**
- Grow earnings through expense reduction and revenue expansion
- "Operation Bottom Line" announced in December 2012 will drive improved operational efficiency through cost savings initiatives and investments in revenue generating lines of business
- Returned to profitability in the fourth quarter of 2012

✓ **Franchise Expansion**

✓ **Management Team Accountable for Results**

✓ **Preserve and Continue to Grow Capital Position**

✓ **Financial Discipline Serving Shareholder Returns**

Summary Financial Highlights

(Dollars in 000s)	Year Ended December 31,					2012Q4
Balance Sheet:	2008	2009	2010	2011	2012	
Total Assets	$1,051,783	$1,196,432	$1,511,722	$1,444,097	$1,232,668	$1,232,668
Total Gross Loans	820,468	881,074	966,986	967,993	711,601	711,601
Total Deposits	757,368	915,170	1,188,377	1,216,902	1,085,039	1,085,039
Total Equity	103,347	110,886	160,484	128,197	87,694	87,694
Income Statement:						
Net Income	$13,103	$13,373	$16,581	($31,964)	($38,454)	$1,030
Diluted EPS	$2.03	$2.07	$2.17	($3.98)	($4.77)	$0.13
Return on Average Assets	1.38%	1.19%	1.21%	(2.11%)	(2.84%)	0.33%
Return on Average Equity	13.20%	12.48%	11.22%	(20.33%)	(35.22%)	4.69%
Return on Average Tangible Equity[1]	17.02%	15.73%	13.19%	(13.80%)	(35.40%)	4.92%
Net Interest Margin	3.93%	3.66%	3.73%	3.66%	3.12%	3.00%
Efficiency Ratio[2]	56.7%	58.9%	54.9%	55.2%	72.2%	73.8%
Noninterest Expense/ Avg Asset	2.96%	2.76%	2.68%	3.98%	3.21%	3.40%
Capital Adequacy:						
Tang. Common Equity / Tang. Assets[3]	7.97%	7.65%	9.38%	8.81%	7.05%	7.05%
Total Risk-based Capital Ratio	10.9%	11.4%	14.8%	13.0%	12.2%	12.2%
Asset Quality:						
NPAs / Assets[4]	0.68%	0.96%	1.22%	7.88%	1.86%	1.86%
Loan Loss Reserves/ NPLs[5]	109.6%	106.2%	92.5%	39.2%	110.1%	110.1%
Loan Loss Reserves/ Gross Loans	0.87%	1.26%	1.66%	4.53%	3.29%	3.29%

A return to profitability in the 4th quarter

1. Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management's definition of tangible assets and tangible common equity. The most directly comparable GAAP-based measure is return on average equity.
2. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, goodwill impairment, and other non-recurring items.
3. The ratio of tangible common equity, or TCE, to tangible assets, or TA, is a non-GAAP-based financial measure. In order to calculate tangible common equity and tangible assets, the Company's management subtracts intangible assets from both common equity and assets. The most directly comparable GAAP-based measure is the ratio of stockholders' equity to assets.
4. NPAs defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
5. NPLs include nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing.

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Fundamental Operations

Earnings Summary

	(Dollars in 000s)	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12
	Net Interest Income (FTE)	$13,545	$12,265	$11,494	$10,129	$9,574	$8,954
	Noninterest Income	8,951	7,379	6,191	7,027	4,880	5,164
	Noninterest Expense	10,827	30,486	10,883	10,733	11,133	10,600
	Pre-Tax/Pre-Provision Income	$11,669	($10,842)	$6,802	$6,423	$3,321	$3,518
	Non-core Items:						
(Less)	Realized Gain on Securities	$2,351	$3,025	$2,231	$2,595	($2)	-
+	Goodwill Impair. & Intang. Amt.	52	19,500	52	52	52	52
+	Collection and Problem Loan	359	477	719	579	593	407
(Less)	Gain on Sale of Merchant Business	995	-	-	-	-	-
+	Real Estate Owned Expenses(1)	235	368	376	100	230	128
	"Adjusted" Earnings	$8,969	$6,478	$5,718	$4,559	$4,198	$4,105
	"Adjusted" PTPP Return on Assets	0.58%	0.44%	0.40%	0.32%	0.32%	0.33%
	Efficiency Ratio(2)	52.4%	54.1%	67.7%	72.7%	75.1%	73.8%
	Net Interest Margin	3.66%	3.45%	3.37%	2.96%	3.10%	3.00%

1. Real Estate Owned Expenses include OREO expenses, gains and losses.
2. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, goodwill impairment, and other non-recurring items.

- ✓ **Net Interest Margin**
  - Use current market opportunities to expand core funding
  - Convert NPAs to earning assets
  - Require pricing discipline amid competitors leading with price
- ✓ **Loan Growth**
  - Expansion on key lines of business (C&I, medical and professional)
  - Well positioned near substantial markets allowing for selective loan growth
- ✓ **Increasing Fee Income**
  - Target leveraging both deposit and loan customers
  - Both wealth management lines and transaction fees
- ✓ **Efficiency Ratio**
  - Branch optimization and expansion – disciplined return on invested capital approach
  - Utilize experiences of new management team members
  - Continual upgrading of employee talent level – driving revenue will lower efficiency ratio
  - **"Operation Bottom Line": 58% - 62% target efficiency ratio in the next 36 months**

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diverse and Growing Revenue Stream

- Non-interest income continues to be a stable and significant source of revenue
- Mortgage banking favorably influenced by continued low interest rate environment and greater stability in the real estate market
- Orrstown Financial Advisors continues to generate solid trust and brokerage revenue
- Overall, favorable market conditions, combined with new business opportunities has led to an enhanced revenue stream

2012 Noninterest Income Composition


$23.3 Million
Other 11%
Charges on Deposits 27%
Securities Gains 21%
Trust / Brokerage 26%
Merchant Processing 1%
Mortgage Banking 14%

Noninterest Income / Total Revenue (%)


45.0%
30.0%
15.0%
0.0%
30.4%
27.5%
27.4%
31.4%
34.8%
37.9%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Deposit Franchise

- Significant deposit franchise - with over 80% "core "
- Limited use of wholesale and brokered deposits
- Effectively managing the cost of deposits which declined to 0.49% for the quarter ended December 31, 2012

Deposit Composition (12/31/12)



$1.09 Billion
Demand, 11%
NOW & Oth Trans., 32%
MMDA & Savings, 19%
Time > $100K, 17%
Time < $100K, 20%

Cost of Total Deposits(%)



0.80%
0.60%
0.40%
0.20%
0.00%
0.72%
0.69%
0.66%
0.62%
0.54%
0.49%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Capital Position

12/31/12 Capital Ratios (%)



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.80%
10.9%
10.9%
12.2%
"Well Cap."
"Well Cap."
"Well Cap."
Leverage Ratio
Tier 1 Common Ratio
Tier 1 Risk-based Ratio
Total Risk-based Capital Ratio

- Regulatory Capital levels are solidly above "well capitalized"
- Simple capital structure – no trust preferred, TARP or holding company debt
- Common dividend was suspended in 2011 to preserve capital
- Deferred tax valuation allowance of $20.3 million taken in 2012 combined with recent profitability implies future potential upside to capital ratios

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diversified Loan Portfolio

Loan Composition (12/31/12)

$704 Million
MRQ Yield: 4.73%



Other, $7M, 1%
1-4 Family, $111M, 16%
Multifamily, $22M, 3%
Owner Occupied RE, $144M, 21%
Non-Owner Occupied RE, $121M, 17%
Construction, $30M, 4%
Home Equity, $94M, 13%
Municipal, $68M, 10%
Commercial, $106M, 15%

Nonaccrual Loans by Type (12/31/12)

$17.9 Million



1-4 Family, $2.7M, 15%
Multifamily, $0.0M, < 1%
Owner Occupied RE, $2.4M, 14%
Non-Owner Occupied RE, $1.5M, 8%
Construction, $3.8M, 21%
Home Equity, $0.6M, 4%
Commercial, $6.9M, 38%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Completing Credit Turnaround

- ✓ **Significant Reduction in NPAs**
  - Asset quality issues were addressed quickly and aggressively in 2012
  - "Risk Assets" totaled $22.9 million at December 31, 2012, a 79.9% reduction from $113.8 million at December 31, 2011
  - Risk Assets to assets of 1.86% as of December 31, 2012 is now in-line with peers and more comparable to pre-crisis levels
  - Renegotiated loans (or "TDRs) substantially "cured" in 2012
- ✓ **Aggressive Sale of Problem Assets**
  - Fourth quarter loan sale of 172 distressed commercial loans with a book balance of $45.6 million significantly reduced non-performing asset levels
  - OREO exits have balanced capital considerations as well as substantial "soft costs" in holding
- ✓ **NPA Inflows Continue to Slow**
- ✓ **Future CRE and A&D will be Limited and Targeted**
- ✓ **Strong Reserve Coverage**
  - The allowance for loan losses totaled $23.2 million at December 31, 2012, or approximately 3.3% of gross loans and 110% of NPLs

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Note: Non-Performing assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.

Transitioning to Offense - Expansion Opportunities

- ✓ **Shareholder Focus – ROI /Accretion**
- ✓ **New Markets**
  - Targeting attractive adjacent markets
  - Expansion market customer base allows for targeted line of business growth

Potential Expansion Markets


WEST VIRGINIA
Philadelphia
Baltimore

- ✓ **Loan Production Offices and Full Service Branches**
- ✓ **Branch Franchise Acquisitions**
- ✓ **Whole Company Mergers**

Each initiative will meet return on capital minimums

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Investment Highlights

- ✓ Established South Central Pennsylvania bank
- ✓ Deep and experienced Management team with strong operational ability
- ✓ Aggressively dealing with asset quality issues, with ratios that are now in-line with peers as a result of 2012 strategies
- ✓ Strategic plans in place to drive core earnings growth, with a return to profitability in the fourth quarter of 2012
- ✓ Well-positioned for future growth throughout the region
- ✓ Compelling absolute and relative valuation

Appendix

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Non-Performing Asset Summary

(dollars in thousands)		9/30/11		12/31/11		3/31/12		6/30/12		9/30/12		12/31/12	% Change Q4'12 vs. Q3'12	% Change Q4'12 vs. Q4'11
Non-Accrual Loans	$	31,174	$	83,697	$	82,058	$	56,917	$	57,780	$	17,943	(69%)	(79%)
OREO		2,754		2,165		2,413		2,337		2,575		1,876	(27%)	(13%)
Non-Performing Assets	$	33,928	$	85,862	$	84,471	$	59,254	$	60,355	$	19,819	(67%)	(77%)
Renegotiated Loans		37,175		27,917		3,844		2,831		3,113		3,092	(1%)	(89%)
90+ Days Delinquent		2,956		-		2		1,275		923		-	(100%)	NA
Total "Risk Assets"	$	74,059	$	113,779	$	88,317	$	63,360	$	64,391	$	22,911	(64%)	(80%)
Assets 30-89 PD	$	21,365	$	6,723	$	6,501	$	6,219	$	5,435	$	3,578		
Asset Quality Ratios:														
Non-Accrual Loans / Loans		3.15%		8.67%		9.13%		6.79%		7.19%		2.55%		
NPAs/Assets[1]		2.24%		5.95%		5.84%		4.46%		4.75%		1.61%		
NPAs /Loans + OREO		3.42%		8.87%		9.37%		7.05%		7.49%		2.81%		
"Risk Assets" /Loans + OREO		7.47%		11.76%		9.80%		7.54%		7.99%		3.25%		
"Risk Assets"/Assets[2]		4.88%		7.88%		6.10%		4.77%		5.07%		1.86%		
Reserves/ Loans		2.60%		4.53%		3.13%		4.32%		4.57%		3.29%		
Reserves/ Non-Accrual Loans		82.37%		52.23%		34.31%		63.66%		63.52%		129.11%		
Reserves/ Non-Accrual + Restructured		37.57%		39.17%		32.78%		60.65%		60.27%		110.13%		

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

1. Non-Performing Assets = Nonaccrual + OREO.
2. "Risk Assets" = Nonaccrual + Renegotiated + 90 day past due + OREO.

Asset Quality Trends


NPAs & 90+PD (Incl. TDRs) / Assets(1)
9.00%
7.50%
6.00%
4.50%
3.00%
1.50%
0.00%
0.44%
0.68%
0.96%
1.22%
7.88%
1.86%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Peers
ORRF


Reserves / Loans
6.00%
4.50%
3.00%
1.50%
0.00%
0.88%
0.87%
1.26%
1.66%
4.53%
3.29%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Peers
ORRF


Reserves / NPLs(2)
280%
240%
200%
160%
120%
80%
40%
0%
165.8%
109.6%
106.2%
92.5%
39.2%
110.1%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Peers
ORRF


NCOs / Avg. Loans
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.0%
0.1%
0.1%
0.4%
3.1%
8.0%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
Peers
ORRF

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Source SNL Financial, Peers consist of 19 exchange traded institutions headquartered in the Mid-Atlantic with assets between $1.0 and $2.0 billion.
1. Non-Performing Assets = Nonaccrual + Renegotiated + 90 day past due + OREO.
2. Non-Performing Loans = Nonaccrual + Renegotiated + 90 day past due.